Dividends	3 Months Ended	12 Months Ended
	Mar. 31, 2014	Dec. 31, 2013
Dividends.
Dividends

8.              Dividends

On February 18, 2014, GLPI made the Purging Distribution, which totaled $1.05 billion and was comprised of cash and GLPI common stock, to distribute the accumulated earnings and profits related to the real property assets and attributable to any pre-REIT years, including any earnings and profits allocated to GLPI in connection with the Spin-Off. Shareholders were given the option to elect either an all-cash or all-stock dividend, subject to a total cash limitation of $210 million. Of the 88,691,827 shares of common stock outstanding on the record date, approximately 54.3% elected the cash distribution and approximately 45.7% elected a stock distribution or made no election. Shareholders electing cash received $4.358049 plus 0.195747 additional GLPI shares per common share held on the record date. Shareholders electing stock or not making an election received 0.309784 additional GLPI shares per common share held on the record date. Stock dividends were paid based on the volume weighted average price for the three trading days ended February 13, 2014 of $38.2162 per share. Approximately 22.0 million shares were issued in connection with this dividend payment.  In addition, cash distributions were made to GLPI and Penn employee restricted stock award holders in the amount of $1 million for the purging distribution.  GLPI and Penn have jointly requested a Pre-Filing Agreement from the Internal Revenue Service pursuant to Revenue Procedure 2009-14 to confirm the appropriate allocation of Penn’s historical earnings and profits between GLPI and Penn.  The outcome of this request may affect the amount of the dividend required to be paid by GLPI to its shareholders prior to December 31, 2014.

Additionally, on February 18, 2014, the Company’s Board of Directors declared its first quarterly dividend of $0.52 per common share, which was paid on March 28, 2014, in the amount of $58 million, to shareholders of record on March 7, 2014. In addition, dividend payments were made to GLPI restricted stock award holders in the amount of $1.0 million.

9. Dividends

        On February 18, 2014, GLPI made the Purging Distribution of $1.05 billion, of which approximately $210.0 million was made in cash with the remainder in GLPI common stock to distribute the accumulated earnings and profits related to the real property assets and attributable to any pre-REIT years, including any earnings and profits allocated to GLPI in connection with the Spin-Off. In addition, on February 18, 2014, the Company's Board of Directors declared its first quarterly dividend. Shareholders of record on March 7, 2014 will receive $0.52 per common share, payable on March 28, 2014. See Note 15 for further details.